UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                                --------------

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 14, 2006


                         Becton, Dickinson and Company
            (Exact name of registrant as specified in its charter)

           New Jersey                   001-4802           22-0760120
  (State or other jurisdiction         (Commission        (IRS Employer
       of incorporation)              File Number)     Identification No.)

   1 Becton Drive, Franklin Lakes, New Jersey                 07417
   (Address of principal executive offices)                 (Zip Code)

                                (201) 847-6800
             (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.
              -------------------------

On August 15, 2006, BD filed a current report on form 8-K attaching a press release issued by BD on August 14, 2006 announcing that BD has made a proposal to TriPath Imaging, Inc. to acquire all of the remaining shares of common stock of TriPath Imaging, Inc. that BD does not currently own. The copy of the press release furnished as Exhibit 99.1 to such current report inadvertently omitted the approximate aggregate purchase price ($350 million) to be paid for such shares. The copy of the press release attached hereto is furnished as
Exhibit 99.1 hereto and shall replace in its entirety Exhibit 99.1 to the current report filed by BD on August 15, 2006.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ----------------------------------

Exhibits. -- Exhibit 99.1.   Press release dated August 14, 2006,
which is furnished pursuant to Item 7.01.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BECTON, DICKINSON AND COMPANY
                                       (Registrant)

                                       By: /s/ Dean J. Paranicas
                                               ---------------------------
                                               Dean J. Paranicas
                                               Vice President, Corporate
                                               Secretary and Public Policy
Date: August 17, 2006

                               INDEX TO EXHIBITS
Exhibit
Number      Description of Exhibits

99.1 Press release dated August 14, 2006, which is furnished pursuant to Item 7.01.